UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 6, 2021

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4201 Congress Street, Suite 175
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $.01 par value	BTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ballantyne Strong, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on December 6, 2021. There were outstanding and entitled to vote at the Annual Meeting 18,475,018 shares of common stock. There were present, in person or by proxy, 14,228,344 shares representing approximately 77.0% of the common stock outstanding and entitled to vote. The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1 – Election of Directors:

The Inspector of Elections certified the following vote tabulations for the seven nominees for election to the Board of Directors, all of whom were elected to serve as directors of the Company until the Company’s 2022 annual meeting of stockholders:

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	10,401,423	197,385	3,629,536
William J. Gerber	10,463,731	135,077	3,629,536
Charles T. Lanktree	10,274,252	324,556	3,629,536
Michael C. Mitchell	10,508,621	90,187	3,629,536
Robert J. Roschman	10,223,704	375,104	3,629,536
Ndamukong Suh	10,211,942	386,866	3,629,536
Larry G. Swets, Jr.	8,922,624	1,676,184	3,629,536

Proposal No. 2 – Advisory Approval of Executive Compensation:

The Inspector of Elections certified the following advisory vote tabulations for the non-binding approval of the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement related to the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
10,338,114	140,708	119,986	3,629,536

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain
14,106,329	14,834	107,181

Proposal No. 4 – Approval of an Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock:

The Inspector of Elections certified the following vote tabulations for the proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock that the Company may issue from 25 million shares to 50 million shares:

For	Against	Abstain
13,840,210	330,684	57,450

Proposal No. 5 – Approval of an Amendment and Restatement to the Company’s Certificate of Incorporation to Change the Company’s Corporate Name:

The Inspector of Elections certified the following vote tabulations for the proposal to approve an amendment and restatement to the Company’s Certificate of Incorporation to change the Company’s corporate name from Ballantyne Strong, Inc. to FG Group Holdings Inc:

For	Against	Abstain
13,983,409	204,961	39,974

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: December 7, 2021	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer